Exhibit 10.11a

IPSCO Inc.

2005 Form 10-K

2003 Performance Unit Award Agreements with Directors

In accordance with the Instructions of Item 601 of Regulation S-K, the registrant has omitted filing the 2003 Performance Unit Award Agreements by and between IPSCO Inc. and the following Directors as exhibits to this Form 10-K because, they are identical to the form of Performance Unit Agreement filed as Exhibit 10.11 with this Form 10-K.

1. Juanita Hinshaw

2. Jack Michaels

3. Bernard Michel, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

4. Allan Olson, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

5. Arthur Price, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

6. Richard Sim

7. Roger Tetrault

8. Gordon Thiessen, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

9. D. Muarry Wallace, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.

10. John B. Zaozirny, Section 15 - Governing Law - provides that the Agreement shall be governed by the laws of the Province of Saskatchewan.